Exhibit No. 32.1
Form 10-QSB
SimplaGene USA, Inc.
File No. 333-100110


         Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of SimplaGene USA, Inc. (the "Company") on Form 10-QSB for the period ending February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Xinbo Wang, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 8, 2004                                 By:               Xinbo Wang
                                                        ------------------------
                                                                      Xinbo Wang
                                                         Chief Executive Officer





         Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of SimplaGene USA, Inc. (the "Company") on Form 10-QSB for the period ending February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig
S. Laughlin, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 8, 2004                          By:               Craig S. Laughlin
                                                   -----------------------------
                                                               Craig S. Laughlin
                                                         Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to SimplaGene USA, Inc. and will be retained by SimplaGene USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.